Exhibit 99.4

ACCREDITED HOME LENDERS HOLDING CO.

RESTRICTED STOCK AGREEMENT

Accredited Home Lenders Holding Co. (the “Company”) has granted to Stuart D. Marvin (the “Participant”) an Award consisting of Shares subject to the terms and conditions set forth in this Restricted Stock Agreement (the “Agreement”). The Award has been granted pursuant to an offer of employment between the Company and the Participant. By signing this Agreement, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Award and this Agreement, (b) accepts the Award subject to all of the terms and conditions of this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement, and (d) acknowledges receipt of a copy of this Agreement.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Date of Grant” means April 15, 2005.

(b) “Award” means a total of Fourteen Thousand Two Hundred and Forty (14,240) shares of Stock granted to the Participant pursuant to the terms and conditions of this Agreement.

(c) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer this Agreement, “Board” also means such Committee(s).

(d) “Cause” shall mean a Participant’s termination of employment for any of the following reasons: (i) theft, dishonesty or falsification of business records; (ii) improper use or disclosure of confidential or proprietary information regarding the Company; (iii) failure of the Participant to perform his or her job, including all assigned duties; (iv) any material breach of a written employment agreement which is not cured pursuant to the terms of the agreement; (v) the Participant’s conviction of a criminal act which impairs his or her ability to perform duties for the Company; or (vi) any action by the Participant which has a detrimental effect on the business of the Company.

(e) “Change in Control” shall mean: (i) the acquisition by an individual “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of related transactions, of more than 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with or into another entity after which the stockholders of the Company immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity; or (iii) a sale of all or substantially all of the assets of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Agreement and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Agreement, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(h) “Company” means Accredited Home Lenders Holding Co., a Delaware corporation, or any successor corporation thereto.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k) “Good Reason” means: (i) the Participant’s compensation, including salary, bonus and perquisites, are reduced from the compensation level in effect for the Participant during the year preceding the Change in Control (or such shorter period of time as the Participant was employed by the Company); or (2) without the Participant’s consent, the relocation of the principal place of the Participant’s employment to a location that is more than fifty (50) miles from the Participant’s current place of employment; or (3) a material diminution of the Participant’s title or duties with the Company.

(l) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(m) “Participant” means Stuart D. Marvin.

(n) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(o) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(p) “Restriction Period” means the period established in accordance with Section 3 during which shares subject the Award are subject to Vesting Conditions.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Service” means the Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a director or a consultant. The Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Participating Company Group or change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, the Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Participant’s Vested Shares. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(s) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(t) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(u) “Vesting Conditions” mean those conditions established in accordance with Section 3 of this Agreement prior to the satisfaction of which shares subject to the Award remain subject to forfeiture or a repurchase option in favor of the Company.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. THE AWARD.

2.1 Grant and Issuance of Shares. On the Date of Grant, the Participant will acquire and the Company will issue, subject to the provisions of this Agreement, a number of Shares equal to the Award provided by this Agreement. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with this Agreement (a) the Joint Escrow Instructions in the form attached to this Agreement and (b) the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement.

2.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

2.3 Certificate Registration. The certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

2.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3. VESTING CONDITIONS.

3.1 Normal Vesting. Fifty percent (50%) of the Shares granted under this Award shall vest on the second anniversary of the Date of Grant, provided that the Participant’s Service to the Company has not terminated prior to such date. An additional twenty-five percent (25%) of the Shares granted under this Award shall vest on the third anniversary of the Date of Grant, and the remaining twenty-five percent (25%) of the Shares granted under this Awards shall vest on the fourth anniversary of the Date of Grant, provided that the Participant’s Service to the Company has not terminated prior to any such date. No additional Shares will become vested following the Participant’s termination of Service for any reason. Shares that are not vested (“Unvested Shares”) shall be subject to the reacquisition rights set forth in Section 4.1 below.

3.2 Acceleration of Vesting Upon a Termination After a Change in Control. A Participant shall become one hundred percent (100%) vested in the Award in the event that if within one (1) year after a Change in Control the Participant’s employment is terminated without Cause, or if the Participant resigns for Good Reason. The Committee shall determine whether a termination of Service is for Cause or on account of Good Reason in accordance with this Agreement.

4. COMPANY REACQUISITION RIGHT.

4.1 Grant of Company Reacquisition Right. In the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to a Change in Control), including, without limitation, any transfer to a nominee or agent of the Participant, any Unvested Shares, the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

4.2 Change in Control. Upon the occurrence of a Change in Control, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock,” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Change in Control.

5. TAX MATTERS.

5.1 Tax Withholding. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any Vesting Conditions with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from an escrow established pursuant to this Agreement until the tax withholding obligations of the Company have been satisfied by the Participant.

5.2 Election Under Section 83(b) of the Code.

(a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the Fair Market Value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the Fair Market Value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

(b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

(c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

6. ESCROW.

6.1 Establishment of Escrow. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant agrees to deliver to and deposit with an escrow agent designated by the Company the certificate evidencing the Shares, together with an Assignment Separate from Certificate with respect to such certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached to this Agreement (the “Escrow”). The Company shall bear the expenses of the Escrow.

6.2 Delivery of Shares to Participant. As soon as practicable after the expiration of the Company’s Reacquisition Right, but not more frequently than twice each calendar year, the Company shall give to the escrow agent a written notice directing the escrow agent to deliver such Shares to the Participant. As soon as practicable after receipt of such notice, the escrow agent shall deliver to the Participant the Shares specified in such notice, and the Escrow shall terminate with respect to such Shares.

7. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to this Agreement. Any and all new, substituted or additional securities or other property to which Participant is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally acquired hereunder and will be included in the terms “Shares” and “Stock” for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto. The adjustments determined by the Board pursuant to this Section 7 shall be final, binding and conclusive.

8. LEGENDS.

The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section.

9. TRANSFERS IN VIOLATION OF AGREEMENT.

No Shares may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to a “Change in Control” as defined in the “Change-in-Control Agreement, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.

10. RIGHTS AS A STOCKHOLDER.

The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of a certificate for such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7. Subject to the provisions of this Agreement, the Participant shall be entitled to all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6.

11. RIGHT TO CONTINUED SERVICE WITH THE COMPANY.

Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Participant’s Service at any time.

12. MISCELLANEOUS PROVISIONS.

12.1 Administration. All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

12.2 Amendment. The Board may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant. No amendment or addition to this Agreement shall be effective unless in writing.

12.3 Nontransferability of the Award. The right to acquire Shares pursuant to the Award may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. During the lifetime of the Participant, all rights with respect to this Award shall be exercisable only by the Participant.

12.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

12.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

12.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature in this Agreement or at such other address as such party may designate in writing from time to time to the other party.

12.7 Integrated Agreement. This Agreement constitutes the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and there are no agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein.

12.8 Applicable Law. The Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

12.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

By their signatures below, the Company and the Participant agree that the Award is governed by the provisions of this Agreement. The Participant acknowledges receipt of a copy of this Agreement, and represents that the Participant has read and is familiar with the provisions of the Agreement, and hereby accepts the Award subject to all applicable terms and conditions.

ACCREDITED HOME LENDERS HOLDING CO.		PARTICIPANT

By:
Signature

Its:
Date

Address:	ATTN: Chief Executive Officer 15090 Avenue of Science San Diego, CA 92128
Address

ATTACHMENTS: Joint Escrow Instructions and Assignment Separate from Certificate